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                                                                EXHIBIT 10.9 (e)

                              BAILMENT AGREEMENT



                                 April 2, 1997


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
11th Floor
Dallas, Texas  75225
Attention:  W. James Meintjes


     Re: (1)"Austin Controlled Disbursement Account" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No. 294018508;
          (2) "Austin Funding Account - Wires" shall mean that certain account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No. 591055526;
          (3) "Austin Funding Account - Checks" shall mean that certain controlled disbursement account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. 294038096; and
          (4) "Austin Operating Account" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. 591044583 (collectively, the "Accounts").
          All of the above, collectively, to be known as the "Collateral".

Gentlemen:

     The undersigned, Frost National Bank ("Bank") understands and agrees that in connection with those certain loans ("Loans") have been made by Guaranty Federal Bank ("Secured Party") to HomeOwners Mortgage & Equity, Inc., a Delaware corporation, d/b/a Home, Inc. ("Borrower") which Loans would not be modified without the execution and delivery of this Bailee Agreement (the "Agreement") by Bank. Therefore, Bank hereby agrees with Secured Party and Borrower as follows:

     1. The Accounts and all sums contained in such Accounts, all renewals, replacements, substitutions and proceeds of the foregoing (collectively, the "Collateral") have been pledged to Secured Party by that certain Pledge Agreement (herein so called) dated as of April 2, 1997 by and between Borrower and Secured Party. Bank hereby agrees to act as the bailee solely and exclusively on behalf of Secured Party to allow Secured Party to perfect its first lien security interest in and to such Collateral which shall be the sole and exclusive security interest in such Collateral.

     2. Bank hereby agrees that upon written notice of an Event of Default under any of the documents representing, evidencing or securing the Loans from Secured Party to Bank, Bank shall, upon written demand of Secured Party, transfer any and all monies contained in the Accounts immediately to Secured Party.

     This Bailment Agreement is executed in modification of (but not in extinguishment of) that certain Bailment Agreement executed by and between Bank, Secured Party and Borrower dated as of March 5, 1997.
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     EXECUTED AND AGREED TO effective as of, although not necessarily on, the date first written above.

                         BANK:

                         FROST NATIONAL BANK


                         By:__________________________________
                         Name:________________________________
                         Title:_______________________________


                         BORROWER:

                         HOMEOWNERS MORTGAGE & EQUITY, INC.,
                         a Delaware corporation, d/b/a HOME, INC.


                         By:__________________________________
                            Tommy M. Parker,
                            Executive Vice President


                         SECURED PARTY:

                         GUARANTY FEDERAL BANK, F.S.B.,
                         a federal savings bank


                         By:__________________________________
                            W. James Meintjes,
                            Vice President

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the      day of April, 1997,
by ________________________, _______________________ of FROST NATIONAL BANK, a
___________________, behalf of said bank.

[S E A L]                              _______________________
                                       Notary Public, State of Texas

My Commission Expires:                 _______________________
                                       Printed Name of Notary

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

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the      day of April, 1997,
by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

[S E A L]                              _______________________
                                       Notary Public, State of Texas

My Commission Expires:                 _______________________
                                       Printed Name of Notary

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STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     This instrument was ACKNOWLEDGED before me on the      day of April, 1997,
by W. James Meintjes, Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

[S E A L]                              _______________________
                                       Notary Public, State of Texas

My Commission Expires:                 _______________________
                                       Printed Name of Notary

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